                                                                  CONFORMED COPY

                                  AMENDMENT #2

                  AMENDMENT dated as of May 15, 1996 among THE PITTSTON COMPANY, a Virginia corporation (the "Borrower"), the financial institutions listed on the signature pages hereto, CHEMICAL BANK, CREDIT SUISSE and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as agents for the financial institutions from time to time party to the Agreement hereafter referred to (in such capacity, the "Co-Agents"), and CREDIT SUISSE, as administrative agent (in such capacity, the "Administrative Agent"), to the CREDIT AGREEMENT dated as of March 4, 1994 among the Borrower, the financial institutions which are parties to the Agreement hereafter referred to (each a "Lender" and collectively, the "Lenders"), the Co-Agents and the Administrative Agent (as amended by an amendment dated as of May 1, 1995, the "Agreement").

                              W I T N E S S E T H :

                  WHEREAS, the parties hereto desire to amend the Agreement (i) to extend the scheduled maturity date of the Loans, (ii) to extend the period during which Borrower may borrow Revolving Loans pursuant to the Agreement,
(iii) reduce the margins applicable to certain interest rates on certain Loans,
(iv) reflect the addition of certain financial institutions as lenders under the Agreement and the elimination of certain others, and (v) in certain other respects;

                  WHEREAS, subject to the terms and conditions stated below, the Lenders and those financial institutions who are to become Lenders pursuant hereto are amenable to such amendments;

                  NOW, THEREFORE, it is agreed:

                  1. Definitions. (a) All the terms used herein which are defined in the Agreement (including, to the extent any such terms are to be amended by this Amendment, as if such terms were already amended by this Amendment unless the context shall indicate otherwise) shall have the same meanings when used herein unless otherwise defined herein. All references to Sections in this Amendment shall be deemed references to Sections in the Agreement unless otherwise specified.

                  (b) As used in this Amendment, the following terms have the following meanings:

                  "Amendment Effective Date" shall mean the date when this Amendment becomes effective in accordance with Section 10 hereof.

                  "Chase" shall mean The Chase Manhattan Bank (National Association).

                  "Fleet" shall mean Fleet National Bank, N.A.

                  "FNBB" shall mean Bank of Boston Connecticut.

                  "New Lender" shall mean a financial institution listed on New
Schedule 2.01 but not on Old Schedule 2.01.

                  "New Schedule 2.01" shall mean the Schedule 2.01 attached to this Amendment.

                  "Old Lender" shall mean Chase and National Westminster Bank plc, financial institutions that were Lenders immediately prior to the effectiveness of this Amendment but which are not listed on New Schedule 2.01.

                  "Old Schedule 2.01" shall mean the Schedule 2.01 as in effect immediately prior to the effectiveness of this Amendment.

                  "Sanwa" shall mean The Sanwa Bank Limited.

                  2. Effect of Amendment. As used in the Agreement (including all exhibits and attachments thereto), the Notes and all instruments and documents executed in connection with any of the foregoing, on and subsequent to the date on which this Amendment becomes effective, any reference to the Agreement shall mean the Agreement as amended hereby.

                  3. Commitment Fee. The chart that is in the definition of "Applicable Commitment Fee Rate" in Section 1.01 of the Agreement is hereby amended to read in its entirety as follows:


                     Level 1              Level 2              Level 3              Level 4             Level 5
                     -------              -------              -------              -------             -------
                     Senior LT            Senior LT            Senior LT            Senior LT           Senior LT
                     Rating:              Rating:              Rating:              Rating:             Rating:
                     BBB+/Baa1            BBB/Baa2             BBB-/Baa3            BB+/Ba1             Below
                     or Better                                                                          BB+/Ba1
                     ------------         ------------         ------------         ------------        -------
                     Subordinated         Subordinated         Subordinated         Subordinated        Subordinated
                     LT Rating:           LT Rating:           LT Rating:           LT Rating:          LT Rating:
                     BBB/Baa2             BBB-/Baa3            BB+/Ba2              BB-/Ba3             Below
                     or Better                                                                          BB-/Ba3

Commitment             .100                 .125                 .150                 .250                .375
Fee Rate
===================  ===================  ==================== ===================  =================== ===================

                  4. Applicable Margin. The chart that is in the definition of "Applicable Margin" in Section 1.01 of the Agreement is hereby amended to read in its entirety as follows:

                          Level 1             Level 2              Level 3              Level 4             Level 5
                          -------             -------              -------              -------             -------
                          Senior LT           Senior LT            Senior LT            Senior LT           Senior LT
                          Rating:             Rating:              Rating:              Rating:             Rating:
                          BBB+/Baa1           BBB/Baa2             BBB-/Baa3            BB+/Ba1             Below
                          or Better                                                                         BB+/Ba1
                          ------------        ------------         ------------         ------------        -------
                          Subordinated        Subordinated         Subordinated         Subordinated        Subordinated
                          LT Rating:          LT Rating:           LT Rating:           LT Rating:          LT Rating:
                          BBB/Baa2            BBB-/Baa3            BB+/Ba2              BB-/Ba3             Below
                          or Better                                                                         BB-/Ba3

Eurodollar
Revolving Margin          .32500              .37500               .42500                .62500              .87500

CD Revolving
Margin                    .45000              .50000               .55000                .75000              1.0000

Base Rate
Revolving Margin          .00000              .00000               .00000                .00000              .00000

Eurodollar Term
Margin                    .32500              .37500               .42500                .75000              1.1250

CD Term Margin            .45000              .50000               .55000                .87500              1.2500

Base Rate Term
Margin                    .00000              .00000               .00000                .00000              .00000
========================  =================== ===================  ===================  =================== ===================

                  5. Utilization Fee. The chart that is in the definition of "Applicable Utilization Rate" in Section 1.01 of the Agreement is hereby amended to read in its entirety as follows:





                  Level 1                Level 2               Level 3              Level 4                Level 5
                  -------                -------               -------              -------                -------
                  Senior LT              Senior LT             Senior LT            Senior LT              Senior LT
                  Rating:                Rating:               Rating:              Rating:                Rating:
                  BBB+/Baa1              BBB/Baa2              BBB-/Baa3            BB+/Ba1                Below
                  or Better                                                                                BB+/Ba1
                  ------------           ------------          ------------         ------------           -------
                  Subordinated LT        Subordinated          Subordinated         Subordinated           Subordinated
                  Rating:                LT Rating:            LT Rating:           LT Rating:             LT Rating:
                  BBB/Baa2               BBB-/Baa3             BB+/Ba2              BB-/Ba3                Below
                  or Better                                                                                BB-/Ba3
Utilization
Rate                    0.0                    0.0                  0.0                 .12500                 .25000
================  =====================  ====================  ===================  =====================  =====================


                  6. Maturity Date. The definition of "Maturity Date" in Section
1.01 of the Agreement is hereby amended to read in its entirety as follows:

                  "Maturity Date" shall mean May 31, 2001.

                  7. Minimum Net Worth. Subsection (iv) of Section 6.02 of the Agreement is hereby amended to read in its entirety as follows:

                           "(iv)  Consolidated Net Worth.  Permit Consolidated
                  Net Worth as of the last day of any fiscal quarter of the Borrower to be less than $400,000,000."

                  8. Lenders. (a) Schedule 2.01 to the Agreement is hereby amended and replaced in its entirety by Schedule 2.01 to this Amendment.

                  (b) Each New Lender agrees to be bound by all provisions relating to "Lenders" under and as defined in the Agreement (as amended hereby), including (without limitation) provisions relating to the dissemination of information and the payment of indemnification.

                  9. Successors. Borrower acknowledges that, prior to the date hereof, Fleet National Bank, N.A. succeeded to the rights and obligations of Shawmut Bank, N.A. as a Lender.

                  10. Effectiveness. This Amendment shall become effective as of May 31, 1996 when:

                  (a) The Borrower, the Co-Agents, the Administrative Agent and each financial institution listed on the signature pages hereto (which includes all such institutions who were Lenders immediately prior to the effectiveness of this Amendment and all such institutions who shall become Lenders upon effectiveness of this Amendment) shall have executed a copy hereof and delivered the same to the Administrative Agent at 12 East 49th Street, New York, New York 10017 (attention: Juerg Johner), fax no. 212/238-5439.

                  (b) The Borrower shall have delivered to the Agent, on behalf of each of the following New Lenders, a duly executed Revolving Credit Note and a duly executed Term Note (in each case made payable to such Lender) in the amounts specified for such Lenders on New Schedule 2.01 as such Lender's Revolving Credit Commitment and Term Loan Commitment, respectively:

                           FNBB;

                           Sanwa; and
                           The Sumitomo Bank, Limited.

                  (c) Each of the following Old Lenders shall have delivered to the Agent, for further delivery to the Borrower, the Term Notes and Revolving Credit Notes previously issued to them (or, if lost, duly signed "lost note affidavits" in form and substance satisfactory to the Borrower):

                  Chase; and
                  National Westminster Bank plc.

                  (d)  [intentionally deleted]

                  (e) The following financial institutions shall have remitted to the Administrative Agent for payment to the Old Lenders, on or before May 31, 1996 and in immediately available funds, the amounts set forth below (appropriately adjusted to reflect any Loans made or repaid between the date hereof and May 31, 1996 or, if later, the Amendment Effective Date):

                                    Amount of                    Amount of

Lender                              Revolving Loan               Term Loan

FNBB                                -0-                          $4,285,714.29
Sanwa                               -0-                          $4,285,714.29
The Sumitomo
 Bank, Limited                      -0-                          $4,285,714.29

                  (f) The Borrower shall have paid to each of the Lenders party to the Agreement immediately prior to the Amendment Effective Date all accrued but unpaid interest and Commitment Fees payable to such Lenders through May 31, 1996 (or, if later, the date that this Amendment becomes effective in accordance with its terms). The parties hereto acknowledge that no Utilization Fees are payable to the Lenders for the two months ending May 31, 1996.

                  (g) Each of the Old Lenders shall have received an amount equal to the outstanding principal amount of their Term Loans and Revolving Loans on May 31, 1996 (or, if later, on the Amendment Effective Date), together with (from the Borrower) any amounts payable pursuant to Section 3.05 of the Agreement if any Eurodollar Loans, CD Rate Loans or Money Market Loans made by such Lenders are being repaid (whether pursuant to the Agreement or this clause
(g) on a date other than the last day of the Interest Period applicable thereto).

If this Amendment shall not have become effective by the close of business (New York time) on May 31, 1996 (or such later time or date as the Administrative Agent consents to in writing), the provisions of this Amendment shall be deemed rescinded, null and void.

                  11. Reallocation. Notwithstanding anything to the contrary contained in the Agreement or any other Loan Document (including without limitation in Section 9.03 of the Agreement):

                  (a) upon the effectiveness of this Amendment, the Old Lenders shall cease to be Lenders;

                  (b) upon effectiveness of this Amendment, the New Lenders shall be Lenders under the Agreement, with Commitments as set forth in New Schedule 2.01, as fully as if they had become Purchasers in accordance with the provisions of Section 9.03 of the Agreement;

                  (c) the Borrower, the New Lenders and each other party hereto hereby authorize the Administrative Agent, upon receipt of monies from the New Lenders paid pursuant to Section 10(e) of this Amendment, to apply (concurrently with the effectiveness of this Amendment) the amounts so received from such Lenders (to the extent thereof) to pay to the Old Lenders the principal amounts of their outstanding Loans to the Borrower;

                  (d) upon effectiveness of this Amendment, the Revolving Loans and Term Loans outstanding to each of the New Lenders shall:

                           (i) in the case of Term Loans, equal the amount
listed as such Lenders' Term Loan Commitments on the New Schedule 2.01;

                           (ii) in the case of the Revolving Loans, equal the
amount remitted by each such Lender pursuant to Section 10(e) above.

                  12. Limited Nature of Amendments. The amendments, waivers (if any) and consents (if any) set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to any waiver of, or modification of, any other term or condition of the Agreement or any of the documents referred to therein or (b) prejudice any right or rights which the Lenders or any Co-Agent or the Administrative Agent may now have or may have in the future under or in connection with the Agreement or any of the documents referred to therein. Except as expressly amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

                  13. Governing Law. THIS AMENDMENT, INCLUDING THE VALIDITY THEREOF AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED WHOLLY WITHIN THE STATE OF NEW YORK (REGARDLESS OF THE PLACE WHERE THE AGREEMENT OR THIS AMENDMENT IS OR WAS EXECUTED).

                  14. Headings. The descriptive headings of the various provisions of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                  15. Counterparts. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. Telecopied signatures hereto shall be of the same force and effect as an original of a manually signed copy.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

THE PITTSTON COMPANY                          CREDIT SUISSE, as a Co-Agent, as
                                              Administrative Agent and as a
By JAMES B. HARTOUGH                          Lender
  --------------------------
  Name:    James B. Hartough
  Title:   Vice President                     By pp J JOHNER
           Corporate Finance                     --------------------------
           and Treasurer                         Name: Juerg Johner
                                                 Title:Associate

                                              By pp SCHULTHEISS-JENSEN
                                                 --------------------------
                                              Name:  Anne Schultheiss-Jensen
                                              Title: Associate

CHEMICAL BANK, as a Co-Agent and              MORGAN GUARANTY TRUST COMPANY OF
                      a Lender                NEW YORK, as a Co-Agent and a
                                              Lender

By PETER LING                                 By ROBERT BOTTAMEDI
  ---------------------------                    --------------------------
  Name:    P. Ling                            Name:  Robert Bottamedi
  Title:   VP                                 Title: Vice President


  THE SANWA BANK LIMITED                     THE SUMITOMO BANK, LIMITED

  By STEPHEN C. SMALL                        By Y. KAWAMURA
     --------------------                       ---------------------------
     Name:    Stephen C. Small                  Name:    Yoshinori Kawamura
     Title:   Vice President & Area             Title:   Joint General
              Manager                                    Manager

BANK OF MONTREAL

By JOSEPH LONGPRE
   ------------------------
  Name:   Joseph M. Longpre
  Title:  Managing Director


THE BANK OF NOVA SCOTIA

By JAMES R. TRIMBLE
   --------------------------
  Name:    J.R. Trimble
  Title:   Senior Relationship
           Manager


 THE CHASE MANHATTAN BANK               FLEET NATIONAL BANK, N.A. (for
 (NATIONAL ASSOCIATION)                 itself and as successor to
                                        SHAWMUT BANK, N.A.)

 By PETER LING
    --------------------------
   Name:   P. Ling                      By ROBERT C. RUBINO
   Title:  VP                              ----------------------------
                                           Name:  Robert Rubino
                                           Title: V.P.

 J. P. MORGAN DELAWARE                  THE LONG-TERM CREDIT BANK OF
                                        JAPAN, LIMITED, NEW YORK BRANCH

 By JACQLYN KENNEDY SISSON
    -------------------------
   Name:  Jacqlyn Kennedy Sisson        By NOBORU KUBOTA
   Title: Associate                        ---------------------------
                                           Name:  Noboru Kubota
                                           Title: Deputy General Manager


 MELLON BANK, N.A.                      NATIONAL WESTMINSTER BANK PLC

 By STEPHEN L. PRATHER
    -------------------------
   Name:  Stephen L. Prather            By IAN M. PLESTER
   Title: Vice President                   ---------------------------
                                           Name:  Ian M. Plester
                                           Title: Vice President


 NATIONSBANK, N.A. (SOUTH),
 formerly known as:

 NATIONSBANK OF GEORGIA, N.A.           PNC BANK, NATIONAL ASSOCIATION

 By PATRICIA G. McCORMACK               By DALE A. STEIN
    -------------------------              ---------------------------
   Name:                                   Name:  Dale A. Stein
   Title:  Senior Vice President           Title: Vice President


 TORONTO DOMINION (NEW YORK), INC.      BANK OF BOSTON CONNECTICUT

 By J. GARCIA                           By RICHARD J. KLOUDA
    -------------------------              ---------------------------
   Name:  Jorge Garcia                     Name:  Richard J. Klouda
   Title: Vice President                   Title: Director

                                                                   SCHEDULE 2.01

                                   COMMITMENTS

Lender (including notice address         Revolving Credit         Term Loan
and Applicable Lending Officers)         Commitment               Commitment

Credit Suisse
Tower 49                                 $28,571,428.58           $11,428,571.42
12 East 49th Street
New York, NY 10017
Attention: Juerg Johner
Telecopy: (212) 238-5419

Bank of Boston Connecticut
One Landmark Square                      $10,714,285.71           $ 4,285,714.29
Stamford, CT 06901
Attention: Richard J. Klouda
Telecopy: (203) 967-8169

Morgan Guaranty Trust
Company of New York                      $12,500,000.00           $ 5,000,000.00
60 Wall Street
New York, NY 10260-0060
Attention: James Finch
Telecopy: (212) 648-5335

Bank of Montreal
430 Park Avenue                          $17,857,142.86           $ 7,142,857.14
New York, NY 10022
Attention: Michael Sassos
Telecopy: (212) 605-1451

The Bank of Nova Scotia
One Liberty Plaza/26th floor             $17,857,142.86           $ 7,142,857.14
New York, NY 10006
Attention: Frank Vidal
Telecopy: (212) 225-5090


Chemical Bank
One Chase Manhattan Plaza                 $25,000,000.00          $10,000,000.00
5th floor
New York, NY 10081
Attention: Peter Ling
Telecopy: (212) 552-7773

Fleet National Bank, N.A.
1 Federal Street                          $21,428,571.43          $ 8,571,428.57
Boston, Mass. 02211
Attention: Robert Rubino
Telecopy: (617) 346-0585

J. P. Morgan Delaware
902 N. Market Street                      $12,500,000.00          $ 5,000,000.00
Wilmington, DE 19801-3015
Attention: Philip S. Detjens
Telecopy: (302) 654-5336

The Long-Term Credit Bank of
Japan, Limited,                           $17,857,142.86          $ 7,142,857.14
  New York Branch
165 Broadway
New York, NY 10006
Attention: Gregory L. Hong
Telecopy: (212) 608-2371

Mellon Bank, N.A.
One Mellon Bank Center                    $10,714,285.71          $ 4,285,714.29
Room 4401
Pittsburgh, PA 15258-0001
Attention: Stephen L. Prather
Telecopy: (412) 234-8888

The Sanwa Bank Limited
55 East 52nd Street                       $10,714,285.71          $ 4,285,714.29
New York, NY 10055
Attention: Steve Small
Telecopy: (212) 754-2368

NationsBank of Georgia, N.A.
767 Fifth Avenue                           $21,428,571.43         $ 8,571,428.57
New York, NY 10153
Attention: Patricia McCormick
Telecopy: (212) 751-6909

PNC Bank, National Association
One PNC Plaza / 3rd floor                  $21,428,571.43         $ 8,571,428.57
Fifth Avenue and Wood Street
Pittsburgh, PA 15265
Attention: Dale A. Stein
Telecopy: (412) 762-2571

The Sumitomo Bank, Limited
277 Park Avenue                            $10,714,285.71         $ 4,285,714.29
New York, NY 10172
Attention: Timothy Clear
Telecopy: (212) 224-5188

Toronto Dominion (New York), Inc.
31 West 52nd Street                        $10,714,285.71         $ 4,285,714.29
New York, NY 10019
Attention: Jeff Weaver
Telecopy: (212) 262-1926

Total                                      $250,000,000           $  100,000,000
================================================================================